1 March 17, 2025 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Transforming Duchenne Muscular Dystrophy (DMD) Del-zota EXPLORE44® Phase 1/2 Topline Data

2 We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our business strategy; the design, goals and conduct of our Phase 1/2 EXPLORE44 trial and EXPLORE44-OLE study; the characterization of topline data and results from our Phase 1/2 EXPLORE44 trial and EXPLORE44-OLE study and conclusions drawn therefrom; our plans to submit a BLA to the FDA and the timing thereof; research and development plans; plans and projected timelines for delpacibart zotadirsen (del-zota, formerly AOC 1044); safety and tolerability profile of del-zota; the status and possibility of del-zota regarding accelerated approval; our ability to execute on plans for product launches and the timing thereof; our ability to successfully build commercial infrastructure; our plans regarding our DMD franchise; the potential of the AOC platform; the regulatory pathways of our product candidates; the status and potential of our product candidates as first-in- class and/or best-in-class; dosage levels to be administered in our clinical trials of del-zota; enrollment in our clinical trials and the timing of completion; the ability of our product candidates to treat rare diseases; timing and likelihood of success; product approvals; and plans and objectives of management for future operations. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business based on factors beyond our control, including, without limitation: the results of preclinical studies and clinical trials are not necessarily predictive of future results; requests for data by the FDA or other regulatory authorities may result in significant additional expense and timing delays; data delivered to the regulators may not be satisfactory, or support a successful BLA submission or registration; the FDA may change its stance regarding the status of del-zota or its ability to achieve accelerated approval; additional participant data related to del-zota that continues to become available may be inconsistent with the data produced as of the most recent date cutoffs, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of such date cutoffs; unexpected adverse side effects or inadequate efficacy of del-zota may delay or limit its development, regulatory approval and/or commercialization, or may result in clinical holds, recalls or product liability claims; we are early in our development efforts; our approach to the discovery and development of product candidates is unproven, and we do not know whether we will be able to develop any products of commercial value; potential delays in the commencement, enrollment and completion of clinical trials, or of designations conferred by regulatory authorities; our dependence on third parties in connection with clinical testing and product manufacturing; regulatory developments in the United States and foreign countries, and our proposed design of future clinical trials; Fast Track designation by the FDA may not lead to a faster development or regulatory review or approval process; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may exhaust our capital resources sooner than we expect and fail to raise additional needed funds; and other risks described under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025, and in subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Forward-Looking Statements

3 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Yannick, living with DMD

Three Programs Moving to Commercialization



Lee
Living with DMD, and his mother, Ginne

Del-zota in DMD44

- ~900 patients in U.S.
- Aligned on path for accelerated approval in the U.S.



Jeannine
Living with DM1

Del-desiran in DM1

- ~80,000 patients in U.S. and E.U.
- On track to be the first globally approved drug for DM1



Russell
Living with FSHD

Del-brax in FSHD

- ~45,000-87,000 patients in U.S. and E.U.
- On track to be the first globally approved drug for FSHD

AVIDITY BIOSCIENCES

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5 Consistent and Reproducible Results Across 3 Rare Neuromuscular Programs Product Candidate Functional Improvement Agreed Regulatory Path Registrational Program Ongoing Q4 2025 Expected Q2 2025 Del-zota Duchenne Muscular Dystrophy (DMD44) Del-desiran Myotonic Dystrophy Type 1 (DM1) Del-brax Facioscapulohumeral Muscular Dystrophy (FSHD) Safety, tolerability, delivery to muscle and target engagement demonstrated across all programs

6 Today’s Update Topline data from Phase 1/2 EXPLORE44® trial • Unprecedented dystrophin production consistent across both doses • Favorable safety and tolerability in both doses • 5mg/kg Q6W dose selected On track for Avidity’s first BLA submission year end 2025 for US accelerated approval • Dystrophin data from EXPLORE44 supports BLA submission • EXPLORE44-OLE fully enrolled (n=39) to support planned BLA submission year-end 2025 Functional data from EXPLORE44-OLE to be presented Q4 2025 delpacibart zotadirsen abbreviation: del-zota (formerly known as AOC 1044) mAb PMO mAb: monoclonal antibody PMO: phosphorodiamidate morpholino oligomer

Topline Phase 1/2 Data Confirms Potential for *Del-zota* to Improve the Lives of People Living with DMD44

- **Doubled** participant exposures since August 2024 update
- **Favorable safety and tolerability** consistent across all doses
- **5mg/kg Q6W dose selected**

~200 nM

Unsurpassed Delivery to Muscle

- Consistent delivery of PMO of **~200 nM** in skeletal muscle with both doses

~40% increase

Significant Exon Skipping

- Robust **37% and 43% increase** in exon skipping in 5mg/kg and 10mg/kg cohorts, respectively

~25% increase

Unprecedented Dystrophin Production

- **Substantial increase of ~25%** of normal in dystrophin production with both doses
- Up to **58% of normal dystrophin recovered**

>80% reduction

Profound Reduction in Creatine Kinase

- CK levels were rapidly reduced to near normal with greater than **80% reduction** compared to baseline with both doses

AVIDITY BIOSCIENCES

The data cut occurred on January 22, 2025 for both EXPLORE44® (final data) and EXPLORE44-OLE™ (interim cut)

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8Transforming the Treatment of DMD Sarah Boyce President & CEO Steve Hughes, MD Chief Medical Officer Michael MacLean Chief Financial Officer Kevin Flanigan, MD Director, Center for Gene Therapy, and Robert F. & Edgar T. Wolfe Foundation Endowed Chair in Neuromuscular Research, Nationwide Children’s Hospital Today’s Presenters AVIDITY TEAM KEY OPINION LEADER Husam Younis, PharmD, PhD SVP, Global Program Head - DMD Professor of Pediatrics and Neurology, Ohio State University

9 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Transforming the Treatment of DMD44 Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management and Husam Younis, PharmD, PhD, with Kevin Flanigan, M.D. Moderator: Mike MacLean, CFO

DMD is a Relentless Hereditary Disorder Causing Progressive, Debilitating Muscle Damage

~10,000 - 15,000

PEOPLE WITH DMD IN THE US
SIMILAR PREVALENCE IN EUROPE

~900

PEOPLE WITH DMD44 IN THE US

- Monogenic, X-linked, recessive condition characterized by progressive muscle damage and weakness
- Primarily affects males, loss of ambulation by teenage years
- Significantly reduces life expectancy
- Caused by mutations in the DMD gene, which encodes for the dystrophin protein
  - **~ 7%** of DMD skip-amenable patients have mutations amenable to exon 44 skipping (DMD44)
- *Del-zota*: designed to specifically skip exon 44 of dystrophin gene to enable dystrophin production


DMD Advocates
Lee, living with DMD, and Ginne, his mother

AVIDITY BIOSCIENCES

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11 Near Full-Length Dystrophin Retains Key Functional Domains and May Offer Improved Muscle Protection for People Living with DMD44 Naturally occurring dystrophin Representative dystrophin produced by del-zota Representative micro-dystrophin produced by gene therapies N H1 R1 R2 R3 H2 R 24 H4 CR N H1 R1 R2 R3 H2 R4 R5 R6 R7 R8 R9 R 10 R 11 R 12 R 13 R 14 R 15 R 16 R 17 R 18 R 19 H3 R 20 R 21 R 22 R 23 R 24 H4 CR CT N H1 R1 R2 R3 H2 R4 R5 R6 R7 R8 R9 R 10 R 11 R 12 R 13 R 14 R 15 R 16 R 17 R 19 H3 R 20 R 21 R 22 R 23 R 24 H4 CR CT Del-zota is designed to facilitate exon skipping to produce functional, near full-length dystrophin

12 Del-zota Potentially Sets a New Standard for the Treatment of DMD44 • Production of near-full length dystrophin • Reduction of muscle damage as evidenced by CK reductions • Sustained treatment effect on CK reduction • Ease of administration • Family friendly Q6W dosing frequency • Currently evaluating functional impacts Del-zota demonstrated: … and could offer patients: Muscle Integrity • Unprecedented dystrophin production • Reductions in creatine kinase • Favorable safety and tolerability Early & Durable Effects • Rapid onset of action • Sustained effect • Early signs of clinical activity Consistent Treatment Effect • Broad age range • Multiple genotypes • Ambulatory and non-ambulatory patients

Rapidly Executing Toward *Del-zota* Accelerated Approval

EXPLORE44-OLE fully enrolled to support planned BLA submission year-end 2025 explore44®
explore44-OLE™
3:1 Randomization
Del-zota: Placebo
A Healthy Volunteer Cohorts
B1 5 mg/kg Q6W
B2 10 mg/kg Q8W
All Participants Receive
Del-zota
B1 5 mg/kg Q6W
B2 10 mg/kg Q8W 5 mg/kg Q6W
Additional Participants 5 mg/kg Q6W
Dose – dose listed is PMO

- EXPLORE44® trial now complete
- Total number of participants enrolled in EXPLORE44-OLE™: 39
- Planned BLA submission year end 2025

AVIDITY BIOSCIENCES

Q6W, every 6 weeks; Q8W, every 8 weeks.
B2 Participants received up to 3 doses at 10mg/kg Q8W on EXPLORE44-OLE™ prior to transitioning to selected dose of 5mg/kg Q6W explore44 13

EXPLORE44® Phase 1/2 DMD44 Cohorts: Overview & Objectives

Key Information

- Multiple doses
- N=24*; Ages 7–27
- Ambulatory and non-ambulatory
- Biopsies in all cohorts
- Participants eligible to roll-over into extension

Primary Objective

- Safety and tolerability of multiple doses in participants with DMD44

Secondary Objectives

- Pharmacokinetics
- Pharmacodynamics
- Exon 44 skipping
- Dystrophin protein levels

Key Exploratory Objectives

- Measures of muscle function
- PROs
- HRQoL

*Actual enrolment of 26. DMD, Duchenne muscular dystrophy; DMD44, DMD with mutations amenable to exon 44 skipping; HRQoL, health-related quality of life; PRO, patient-reported outcome.

AVIDITY BIOSCIENCES explore44 14

15 EXPLORE44® : Demographics and Baseline Characteristics Data are presented as mean (SD) unless indicated otherwise. *Represents 7 additional genotypes. Placebo N=7 Del-Zota 5 mg/kg N=9 Del-Zota 10 mg/kg N=10 Age (yrs) 13.6 (3.5) 16.0 (4.7) 10.8 (2.7) Body Mass Index (kg/m2) 26.4 (8.4) 24.2 (5.6) 19.2 (2.5) Age of Symptom Onset (yrs) 3.8 (2.4) 3.5 (2.3) 3.3 (2.0) Creatine Kinase (U/L) 9,564 (7787) 5,033 (3246) 10,150 (7857) Corticosteroid Use 100% 100% 70% Ambulatory 71% 44% 100% Genotype: 45Del / Other* 86% / 14% 67% / 33% 40% / 60%

16 Del-zota Showed Favorable Safety and Tolerability in Participants with DMD44 EXPLORE44® : Most TEAEs were mild or moderate • Most common TEAEs occurring in ≥ 3 participants in the del-zota arms include procedural pain and headache • 1 participant discontinued due to serious AE of anaphylaxis • 1 participant discontinued due to moderate IRRs • No symptomatic hemoglobin changes, or hypomagnesemia EXPLORE44-OLE : All TEAEs were mild or moderate • No serious AE, no discontinuations Data represent participants (%) with ≥1 TEAE unless stated otherwise. The data cut (Jan 22, 2025) includes EXPLORE44® (final) and EXPLORE44-OLE (interim). OLE safety data includes 23 rollover participants from EXPLORE44 and 15 newly enrolled dosed participants. One additional participant was dosed in EXPLORE44-OLE after the data cut. AE, adverse event; DMD44, DMD with exon 44 skipping mutations; IRR, infusion-related reaction; OLE, open-label extension; TEAE, treatment-emergent adverse events. EXPLORE44 TEAEs Placebo N=7 5 mg/kg N=9 10 mg/kg N=10 OLE N=38 Any AE 6 (86%) 8 (89%) 8 (80%) 19 (50%) Related to study drug 0 2 (22%) 4 (40%) 3 (7.9%) Serious AE 0 1 (11%) 0 0 AE leading to treatment discontinuation 0 2 (22%) 0 0 AE leading to death 0 0 0 0

17 Treatment with Del-zota Resulted in Consistent and High PMO Muscle Concentrations in Participants with DMD44 0 50 100 150 200 250 [P M O 44 in m us cl e tis su e] n M 5 mg/kg Q6W N=7 10 mg/kg Q8W N=10 Muscle biopsy from biceps brachii was collected 28 days post-3rd dose (Day 113/141 for 5/10 mg/kg). PMO44 muscle tissue concentrations were measured via HPLC. DMD44, Duchenne muscular dystrophy with exon 44 skipping mutations; HPLC, high- performance liquid chromatography; PMO, phosphorodiamidate morpholino oligomer; Q6W, every 6 weeks; Q8W, every 8 weeks.

18 Treatment with Del-zota Led to Significant Exon 44 Skipping in Participants with DMD44 37% 43% Exon 44 skipping was measured via ddPCR. Mean ± SEM. Doses expressed as PMO component. *p<0.05 (Wilcoxon test). ddPCR, droplet digital polymerase chain reaction Tx, treatment Baseline Post-Tx Baseline Post-Tx Baseline Post-Tx 0 20 40 60 80 % E xo n- sk ip pi ng ✱ Placebo N=6 5 mg/kg Q6W N=7 10 mg/kg Q8W N=10 ✱ 37% 43% Treatment with del-zota increased skipping of exon 44 by up to 67% of total transcripts.

19 Del-zota Significantly Increased Dystrophin Production by ~25% of Normal in Participants With DMD44 Unadjusted for muscle content. Dystrophin protein in biceps brachii was measured by western blot and normalized to myosin heavy chain. Mean ± SEM. Dystrophin <1% (BLQ) was imputed as zero (*p<0.05, Wilcoxon test). An increase in dystrophin (up to 58% of normal) was observed across all exon 44 amenable genotypes tested. Baseline Post-Tx Baseline Post-Tx Baseline Post-Tx 0 10 20 30 40 D ys tr op hi n (% n or m al ) no rm al iz ed to M H C ✱ Placebo N=6 5 mg/kg Q6W N=7 10 mg/kg Q8W N=10 ✱ 25% 26%

20 Del-zota Produced Sustained Decreases in Creatine Kinase Levels to Near Normal at Both Dose Levels Tested In both dose groups, creatine kinase levels were rapidly reduced by greater than 80% compared to baseline to near normal levels and were sustained. ULN shown is 251 and is dependent on age of participant – for this study it ranged from 178-251. CS1, clinical study 1; OLE; open-label extension; ULN, upper limit of normal.

21 Participants Crossing Over from Placebo to Del-zota saw Rapid and Sustained Reductions in CK levels of >80% from Baseline ULN shown is 251 and is dependent on age of participant – for this study it ranged from 178-251. ULN, upper limit of normal. Del-zota Produced Significant and Sustained Reductions in Creatine Kinase in All Treated Groups

22ULN shown is 251 and is dependent on age of participant – for this study it ranged from 178-251. MHC, myosin heavy chain; ULN, upper limit of normal. Both ambulatory and non-ambulatory participants saw increased dystrophin production and reduction in CK levels following del-zota treatment Del-zota Increased Dystrophin Levels and Reduced CK to Near-normal Regardless of Ambulatory Status Dystrophin CK

23 Treatment with Del-zota Resulted in Lowering of CK, ALT, AST, and Myoglobin to Near-normal Levels 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 0 50 100 150 200 250 300 350 400 450 Study Day A LT (I U /L ) M ed ia n (IQ R) ULN ALT 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 0 50 100 150 200 250 300 Study Day A ST (I U /L ) M ed ia n (IQ R) ULN AST 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Study Day M yo gl ob in (μ g/ L) M ed ia n (IQ R) ULN Myoglobin ALT, alanine transaminase; AST, aspartate transaminase; CK, creatine kinase; IQR, interquartile range; Q6W, every 6 weeks; Q8W, every 8 weeks; ULN, upper limit of normal. Placebo (N=6) 5 mg/kg Q6W (N=7) 10 mg/kg Q8W (N=10) 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 0 5000 10000 15000 Study Day CK (I U /L ) M ed ia n (IQ R) ULN CK

24 Agenda/Outline Revolutionizing the Delivery of RNA Sarah Boyce, President & CEO Transforming the Treatment of DMD44 Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management and Husam Younis, PharmD, PhD, with Kevin Flanigan, M.D. Moderator: Mike MacLean, CFO

Topline Phase 1/2 Data Confirms Potential for *Del-zota* to Improve the Lives of People Living with DMD44

- **Doubled** participant exposures since August 2024 update
- **Favorable safety and tolerability** consistent across all doses
- **5mg/kg Q6W dose selected**

~200 nM

Unsurpassed Delivery to Muscle

- Consistent delivery of PMO of **~200 nM** in skeletal muscle with both doses

~40% increase

Significant Exon Skipping

- Robust **37% and 43% increase** in exon skipping in 5mg/kg and 10mg/kg cohorts, respectively

~25% increase

Unprecedented Dystrophin Production

- **Substantial increase of ~25%** of normal in dystrophin production with both doses
- Up to **58% of normal dystrophin recovered**

>80% reduction

Profound Reduction in Creatine Kinase

- CK levels were rapidly reduced to near normal with greater than **80% reduction** compared to baseline with both doses

AVIDITY BIOSCIENCES

The data cut occurred on January 22, 2025 for both EXPLORE44® (final data) and EXPLORE44-OLE™ (interim cut)

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26 Del-zota is the First AOC in Avidity’s DMD Franchise We understand the responsibility to get treatments to patients as quickly as possible • FDA has granted del-zota Orphan Drug, Fast Track and Rare Pediatric Disease designations. EMA has granted del-zota Orphan designation • Alignment with FDA on accelerated approval path in US • EXPLORE44® and EXPLORE44-OLE enrollment complete • Data from these studies will support BLA filing for accelerated approval at year-end 2025 • Advancing additional exons; DMD45 in IND-enabling studies Brecken, living with DMD and his mother, Marit

27 Del-zota is on Track to be Avidity’s First Commercial Launch Launch Preparations Del-zota sets the foundation for sequential neuromuscular launches Alignment on Regulatory Path Accelerated Approval path open for del-zota – anticipate BLA filing at year end 2025 Commercial Launch in U.S. Team in place to execute go-to- market strategy

28 Preparations to Launch Three Drugs Well Underway Community Engagement • Leveraging established relationships with patients, clinicians, and others to execute our rapid go-to-market strategy All-Star Rare Disease Team • Experienced rare disease leadership team in place to execute patient-centric product launches Leader in the Rare Neuromuscular Space • Building a synergistic franchise to tap into multiple patient populations with a significant unmet need Building the global commercial infrastructure to support three potential successive product launches starting in 2026

29 OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Nathan, living with DMD, and his mother, Misty

30 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Transforming Duchenne Muscular Dystrophy (DMD) Del-zota EXPLORE44® Phase 1/2 Topline Data Q&A March 17, 2025

31 Kevin M. Flanigan, M.D. Director, Center for Gene Therapy, and Robert F. & Edgar T. Wolfe Foundation Endowed Chair in Neuromuscular Research, Nationwide Children’s Hospital Professor of Pediatrics and Neurology, Ohio State University Dr. Flanigan is the Director of the Center for Gene Therapy at the Abigail Wexner Research Institute of Nationwide Children’s Hospital (NCH), where he holds the Robert F. & Edgar T. Wolfe Foundation Endowed Chair in Neuromuscular Research, and is a Professor of Pediatrics and Neurology at the Ohio State University. He is also the director of the NCH P50-funded Wellstone Muscular Dystrophy Specialized Research Center. His laboratory work is directed toward the molecular characterization and therapy of neuromuscular diseases using both gene replacement and RNA-modifying therapies, and toward the identification of genetic modifiers of disease severity in the dystrophinopathies. He is an experienced clinical trialist, and has conducted multiple clinical trials of gene modifying gene transfer therapies in Duchenne muscular dystrophy (DMD) as well as the childhood neurodegenerative disorders mucopolysaccharidosis types 3A and 3B.

32 March 17, 2025 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Transforming Duchenne Muscular Dystrophy (DMD) Del-zota EXPLORE44® Phase 1/2 Topline Data